UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2008
MAKEMUSIC, INC.
(Exact name of registrant as specified in its charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

0-26192	41-1716250
(Commission File Number)	(IRS Employer
Identification No.)
7615 Golden Triangle Drive, Suite M
Eden Prairie, Minnesota 55344-3848
(Address of Principal Executive Offices) (Zip Code)
(952) 937-9611
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On May 21, 2008, the shareholders of MakeMusic, Inc. (the “Company”) approved an amendment to the Company’s 2003 Equity Incentive Plan (the “2003 Plan”) to increase the shares of Company common stock reserved under the 2003 Plan for stock options and other stock awards from 950,000 to 1,500,000.
     A copy of the 2003 Plan, as amended, is attached hereto as Exhibit 10.1 and is incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits.
               (a)      Financial statements: None.
               (b)      Pro forma financial information: None.
               (c)      Exhibits:
                         10.1    2003 Equity Incentive Plan, as amended on May 21, 2008

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 27, 2008

MAKEMUSIC, INC.
/s/ Karen L. VanDerBosch
Karen L. VanDerBosch
Chief Financial Officer

EXHIBIT INDEX
MakeMusic, Inc.
Form 8-K Current Report

Exhibit
Number	Description
10.1	2003 Equity Incentive Plan, as amended on May 21, 2008